Accounts payable and accrued liabilities	6 Months Ended
Jun. 30, 2025
Payables and Accruals [Abstract]
Accounts payable and accrued liabilities

Note 9 - Accounts payable and accrued liabilities

At June 30, 2025 and December 31, 2024, accounts payable and accrued liabilities consisted of the following:

	December 31, 2024	June 30, 2025
	S$’000	S$’000
Accounts payable	$79	$4
Other payables	21	239
Accrued expenses	168	137
Deposits received	99	98
Deferred revenue	352	360
	$719	$838

Deferred revenue is a contract liability that the Company is obligated to transfer services to customers for which the Company has received advance swimming fees from customers in the form of cash. The balance of “deferred revenue” represents unfulfilled performance obligations in the sales agreement, i.e. services that have not yet been rendered. Once the service has been rendered, the amount in “deferred revenue” account is shifted to a revenue account.